Exhibit 99.1

Foamix Announces Issuance of New U.S. Patent Covering A Method of
Treating Acne that Expires in 2037

Rehovot, Israel, and Bridgewater, NJ – September 4th, 2019 (GLOBE NEWSWIRE) – Foamix Pharmaceuticals Ltd. (NASDAQ: FOMX) (“Foamix” or the “Company”), a clinical stage specialty pharmaceutical company focused on developing and commercializing proprietary topical therapies to address unmet needs in dermatology, today announced that the U.S. Patent and Trademark Office has issued U.S. Patent No. 10,398,641 covering a method of treating acne that expires in 2037.

U.S. Patent No. 10,398,641 is directed to a method related to the use and topical administration of certain minocycline formulations once daily for at least seven consecutive days to treat acne vulgaris within middle adolescence. This newly issued patent is the latest U.S. patent to issue to Foamix in connection with Foamix’s drug development programs for treating acne vulgaris, and expires in September 2037.

“We are delighted with the continued development and extension of our patent portfolio.  This new patent provides additional coverage for our lead product candidate, FMX101, a topical minocycline foam for moderate-to-severe acne, and demonstrates our commitment to innovation in the category,” said David Domzalski Chief Executive Officer of Foamix.

About Foamix Pharmaceuticals
Foamix is a specialty pharmaceutical company focused on the development and commercialization of proprietary, innovative and differentiated topical drugs for dermatological therapy. Our leading clinical stage product candidates are FMX101, our topical minocycline foam for the treatment of moderate-to-severe acne and FMX103, our topical minocycline foam for the treatment of rosacea. We continue to pursue research and development of our proprietary, innovative topical technologies for the treatment of various skin conditions.

Foamix uses its website (www.Foamix.com) as a channel to distribute information about Foamix and its product candidates from time to time. Foamix may use its website to comply with its disclosure obligations under Regulation FD. Therefore, investors should monitor Foamix’s website in addition to following its press releases, filings with the Securities & Exchange Commission, public conference calls, and webcasts.

Cautionary Note Regarding Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding the future development plans of FMX101and FMX103 and the Company’s commercial activities. All statements other than statements of historical facts are forward-looking statements. Any forward-looking statements are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, determination by the FDA that results from our clinical trials are not sufficient to support registration or marketing approval of our product candidates; the risk that our product candidates will not be successfully developed, approved or commercialized; unexpected delays in clinical trials or announcement of results; our ability to effectively and timely conduct clinical trials in light of excess costs or unfavorable results of clinical trials; risks that our intellectual property rights, such as patents, may fail to provide adequate protection, may be challenged and one or more claims may be revoked or interpreted narrowly or will not be infringed; risks that any of our patents may be held to be narrowed, invalid or unenforceable or one or more of our patent applications may not be granted and potential competitors may also seek to design around our granted patents or our patent applications;  additional competition in the dermatology markets; risks associated with denial of reimbursement by third party payors; expectations regarding our commercialization efforts and the sufficiency and availability of funding to support our business strategy and operations. For a discussion of other risks and uncertainties, and other important factors, any of which could cause our actual results to differ from those contained in the forward-looking statements, see the section titled “Risk Factors” in our most recent annual report on Form 10-K, as well as discussions of potential risks, uncertainties, and other important factors in our subsequent filings with the Securities and Exchange Commission. Although we believe these forward-looking statements are reasonable, they speak only as of the date of this release and we undertake no obligation to update this information to reflect subsequent events or circumstances, except as otherwise required by law. Given these risks and uncertainties, you should not rely upon forward-looking statements as predictions of future events.

Contact: Ilan Hadar, CFO & Country Manager Foamix Pharmaceuticals Ltd. +972-8-9316233 ilan.hadar@foamix.com	U.S. Investor Relations Michael Rice LifeSci Advisors, LLC 646-597-6979 mrice@lifesciadvisors.com